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                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT
                                       TO
                         TRIANGLE PHARMACEUTICALS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     THIS FIRST AMENDMENT is made and entered into this 23rd day of May, 2002, effective as stated below, by Triangle Pharmaceuticals, Inc., a Delaware corporation (the "Corporation").

                              W I T N E S S E T H:

     WHEREAS, the Corporation has previously adopted the Triangle
Pharmaceuticals, Inc. Employee Stock Purchase Plan ("Plan");

     WHEREAS, Section X of the Plan provides, in part, that the Board of Directors of the Corporation (the "Board") may alter, amend, suspend or discontinue the Plan at any time, subject to stockholder approval, if required;

     WHEREAS, on February 27, 2002, the Board authorized an amendment to the Plan, subject to the approval of the stockholders of the Corporation at the 2002 annual meeting of the Corporation, increasing the number of shares of common stock authorized for issuance over the term of the Employee Stock Purchase Plan by 250,000 shares effective January 1, 2003; and

     WHEREAS, on May 23, 2002 the stockholders of the Corporation approved such amendment at the 2002 annual meeting of the Corporation.

     NOW, THEREFORE, the Corporation hereby amends the Plan as follows:

I. The following hereby amends and restates in its entirety Section III.A of the Plan:

          "The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Five Hundred Fifty Thousand (550,000) shares."

II. This Amendment does not supersede the terms and conditions of the Plan, except to the extent expressly described herein.

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     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its duly authorized officer, all as of the day and year first above written.


                                              TRIANGLE PHARMACEUTICALS, INC.


                                              By:/s/ R. Andrew Finkle
                                                 --------------------
                                              R. Andrew Finkle
                                              Executive Vice President,
                                              General Counsel and Secretary

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